                                                                    Exhibit 99.1

CONTACTS:

(MEDIA):      TONY LENTINI    (713/296-6227)
              BILL MINTZ      (713/296-7276)
              DAVID HIGGINS   (713/296-6690)

(INVESTOR):   ROBERT DYE      (713/296-6662)

(WEB SITE):   WWW.APACHECORP.COM

                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME

           APACHE'S 2005 EARNINGS CLIMB 56 PERCENT TO $7.84 PER SHARE;
                    PRODUCTION, RESERVES ALSO REACH NEW HIGHS

   FOURTH-QUARTER EARNINGS UP 55 PERCENT TO $2.35 PER SHARE DESPITE HURRICANE
                                     IMPACT

     Houston, Feb. 2, 2006 - Apache Corporation (NYSE, Nasdaq: APA) today reported 2005 earnings rose 56 percent to a record $7.84 per diluted common share, or $2.6 billion, fueled by record-high oil and natural gas prices. Apache earned $5.03 per share, or $1.7 billion, in 2004.

     In the fourth quarter, Apache earned $787 million, or $2.35 per share, up 55 percent from the prior-year period, a record, despite the continuing impact of Hurricanes Katrina and Rita on Gulf of Mexico operations.

     "Overall, we are pleased with Apache's performance in 2005," said G. Steven Farris, president, chief executive officer and chief operating officer. "Despite losing approximately 5 percent of our production to hurricanes, we were able to increase worldwide production by 1.4 percent. We replaced 216 percent of our 2005 production, adding 352 million barrels of oil equivalent (boe) - 98 percent through the drill bit, with single-digit finding costs. Our year-end reserves increased 9.3 percent to a record 2.1 billion boe - the 20th consecutive annual increase."

     Apache spent $3.4 billion on acquisitions and exploration and development capital in 2005, excluding a $547 million non-cash accrual for future asset retirement obligations.

     "We are positive about the outlook for the year ahead," Farris said. "We started 2006 by completing our $269 million acquisition of Permian Basin assets from Amerada Hess and agreeing to purchase Pioneer's assets in Argentina for $675 million. At year-end, we had restored 85 percent of our gross operated gas production and 67 of gross operated oil production in the Gulf coast Region.

     "We see potential for production growth in every one of our core areas," Farris said. "We anticipate 2006 production will grow 6 percent to 10 percent above 2005 levels, excluding the Pioneer transaction in Argentina.

     "Our Gulf Coast Region has been a key core area for Apache," Farris said. "It had the highest gross margin of any of our regions in 2005 and generates exceptional rates of return on capital invested. It continues to be an integral part of our overall portfolio."

     In 2005, Apache drilled 2,383 wells with a 91 percent success rate, Farris said. "Barring a major political or economic event, such as the counterproductive adoption of a windfall profits tax, we should be more active in 2006."

     Apache is planning wildcat wells in the North Sea outside the Forties Field, the Exmouth Basin in Australia, Northeast British Columbia in Canada and the Western Desert of Egypt, as well as possible wells targeting deep gas formations on Apache's acreage in the Gulf of Mexico, Farris said.

     Apache's liquid hydrocarbon production increased 1 percent to 243,900 barrels per day during 2005 and natural gas production rose 2 percent, to 1.26 billion cubic feet (Bcf) per day, marking the 26th time that Apache has increased production in the last 27 years.

     Apache's fourth-quarter worldwide production was below prior-year levels as a result of hurricane-related shut-ins, which peaked during the period. Apache's liquids production averaged 227,100 barrels of liquids per day during the quarter, 10 percent below the prior-year period, and 1.23 Bcf of gas, 1 percent below the year-earlier quarter.

     Cash from operations before changes in operating assets and liabilities totaled $4.7 billion, up 39 percent from 2004. In the fourth quarter, cash from operations totaled $1.4 billion, up from $1.1 billion in the year-earlier period. (Cash from operations before changes in operating assets and liabilities is a non-GAAP measure; see reconciliation below.)

     Apache's fourth-quarter financial results included $79 million in claims for business interruption insurance for production lost because of the hurricanes. Apache incurred $12 million of storm-related expenses including insurance premiums and additional lease operating expenses.

     At year-end, Apache's debt was 17 percent of total capitalization.

     Apache was established in 1954 committed to profitable growth for the benefit of our shareholders; the same goal motivates our people today.

                                     -end-

     NOTE: Apache will webcast its conference call live at 1 p.m. Central Time on Feb. 2, 2006, from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using pass code 853853. The telephone replay will be available for one week beginning at approximately 5 p.m. on Feb. 2.

     This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production, operating costs, exploration and acquisition activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)

                                                       FOR THE QUARTER ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------   -------------------------------
                                                               2005         2004                   2005         2004
                                                            ----------   ----------             ----------   ----------
REVENUES AND OTHER:
Oil and gas production revenues                             $2,004,363   $1,493,723             $7,457,291   $5,308,017
Other                                                           97,310       41,180                126,953       24,560
                                                            ----------   ----------             ----------   ----------
                                                             2,101,673    1,534,903              7,584,244    5,332,577
                                                            ----------   ----------             ----------   ----------
OPERATING EXPENSES:
Depreciation, depletion and amortization                       360,099      326,667              1,415,682    1,222,152
Asset retirement obligation accretion                           13,704       13,337                 53,720       46,060
Lease operating costs                                          271,879      247,991              1,040,475      864,378
Gathering and transportation costs                              26,731       21,563                100,260       82,261
Severance and other taxes                                      144,085       16,057                453,258       93,748
General and administrative                                      45,812       49,373                198,272      173,194
China litigation provision                                          --           --                     --       71,216
                                                            ----------   ----------             ----------   ----------
   Total operating expenses                                    862,310      674,988              3,261,667    2,553,009
                                                            ----------   ----------             ----------   ----------
OPERATING INCOME                                             1,239,363      859,915              4,322,577    2,779,568

FINANCING COSTS:
Interest expense                                                41,829       45,595                175,419      168,090
Amortization of deferred loan costs                                522          657                  3,748        2,471
Capitalized interest                                           (14,335)     (11,797)               (56,988)     (50,748)
Interest income                                                 (1,853)      (1,533)                (5,856)      (3,328)
                                                            ----------   ----------             ----------   ----------
   Net financing costs                                          26,163       32,922                116,323      116,485
                                                            ----------   ----------             ----------   ----------
INCOME BEFORE INCOME TAXES                                   1,213,200      826,993              4,206,254    2,663,083
Provision for income taxes                                     424,978      317,248              1,582,524      993,012
                                                            ----------   ----------             ----------   ----------
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE                   788,222      509,745              2,623,730    1,670,071
Cumulative effect of change in accounting principle,
   net of tax                                                       --       (1,317)                    --       (1,317)
                                                            ----------   ----------             ----------   ----------
NET INCOME                                                     788,222      508,428              2,623,730    1,668,754
Preferred stock dividends                                        1,420        1,420                  5,680        5,680
                                                            ----------   ----------             ----------   ----------
INCOME ATTRIBUTABLE TO COMMON STOCK                         $  786,802   $  507,008             $2,618,050   $1,663,074
                                                            ==========   ==========             ==========   ==========
INCOME ATTRIBUTABLE TO COMMON STOCK
   BEFORE CHANGE IN ACCOUNTING PRINCIPLE                    $  786,802   $  508,325             $2,618,050   $1,664,391
                                                            ==========   ==========             ==========   ==========
BASIC NET INCOME PER COMMON SHARE
Before change in accounting principle                       $     2.39   $     1.55             $     7.96   $     5.10
                                                            ==========   ==========             ==========   ==========
After change in accounting principle                        $     2.39   $     1.55             $     7.96   $     5.10
                                                            ==========   ==========             ==========   ==========
DILUTED NET INCOME PER COMMON SHARE
Before change in accounting principle                       $     2.35   $     1.53             $     7.84   $     5.04
                                                            ==========   ==========             ==========   ==========
After change in accounting principle                        $     2.35   $     1.52             $     7.84   $     5.03
                                                            ==========   ==========             ==========   ==========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                     329,859      327,203                328,929      326,046
                                                            ==========   ==========             ==========   ==========

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                                 (In thousands)

                                                       FOR THE QUARTER ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------   -------------------------------
                                                                 2005       2004                   2005         2004
                                                               --------   --------              ----------   ----------
COSTS INCURRED:
North America exploration and development                      $602,807   $447,096              $2,260,136   $1,511,968
International exploration and development                       233,531    277,859               1,107,696      829,153
                                                               --------   --------              ----------   ----------
                                                               $836,338   $724,955              $3,367,832   $2,341,121
                                                               ========   ========              ==========   ==========
Oil and gas property acquisitions                              $  3,402   $573,019              $   39,228   $1,063,851
                                                               ========   ========              ==========   ==========
Capitalized interest                                           $ 14,335   $ 11,797              $   56,988   $   50,748
                                                               ========   ========              ==========   ==========
Asset retirement costs                                         $469,963   $ 56,927              $  546,669   $  193,953
                                                               ========   ========              ==========   ==========

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
BALANCE SHEET DATA:
   Current Assets                                         $ 2,162,077         $ 1,348,782
   Property and Equipment, net                             16,791,340          13,860,359
   Goodwill                                                   189,252             189,252
   Other Assets                                               129,127             104,087
                                                          -----------         -----------
   Total Assets                                           $19,271,796         $15,502,480
                                                          ===========         ===========
   Current Liabilities                                    $ 2,186,564         $ 1,282,891
   Long-Term Debt                                           2,191,954           2,588,390
   Deferred Credits and Other Noncurrent Liabilities        4,352,063           3,426,778
   Shareholders' Equity                                    10,541,215           8,204,421
                                                          -----------         -----------
   Total Liabilities and Shareholders' Equity             $19,271,796         $15,502,480
                                                          ===========         ===========
   Common shares outstanding at end of period                 330,121             327,458

NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

                                                       FOR THE QUARTER ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------   -------------------------------
                                                                2005         2004                  2005         2004
                                                             ----------   ----------            ----------   ----------
Net cash provided by operating activities                    $1,172,174   $  910,981            $4,332,270   $3,231,519
Changes in operating assets and liabilities                     179,882      173,773               412,063      193,835
                                                             ----------   ----------            ----------   ----------
Cash from operations before changes in
   operating assets and liabilities                          $1,352,056   $1,084,754            $4,744,333   $3,425,354
                                                             ==========   ==========            ==========   ==========

                               APACHE CORPORATION
                              FINANCIAL INFORMATION

                                                       FOR THE QUARTER ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                                                       ----------------------------------   -------------------------------
                                                                2005         2004                  2005         2004
                                                             ----------   ----------            ----------   ----------
FINANCIAL DATA (In thousands, except per share data):
Revenues and other                                           $2,101,673   $1,534,903            $7,584,244   $5,332,577
                                                             ==========   ==========            ==========   ==========
Income Attributable to Common Stock                          $  786,802   $  507,008            $2,618,050   $1,663,074
                                                             ==========   ==========            ==========   ==========
Basic Net Income Per Common Share:
   Before change in accounting principle                     $     2.39   $     1.55            $     7.96   $     5.10
                                                             ==========   ==========            ==========   ==========
   After change in accounting principle                      $     2.39   $     1.55            $     7.96   $     5.10
                                                             ==========   ==========            ==========   ==========
Diluted Net Income Per Common Share:
   Before change in accounting principle                     $     2.35   $     1.53            $     7.84   $     5.04
                                                             ==========   ==========            ==========   ==========
   After change in accounting principle                      $     2.35   $     1.52            $     7.84   $     5.03
                                                             ==========   ==========            ==========   ==========
Weighted Average Common Shares Outstanding                      329,859      327,203               328,929      326,046
                                                             ==========   ==========            ==========   ==========
Diluted Shares Outstanding                                      334,307      332,878               333,749      330,477
                                                             ==========   ==========            ==========   ==========
PRODUCTION AND PRICING DATA:
OIL VOLUME - BARRELS PER DAY
   United States                                                 49,677       70,144                66,268       67,872
   Canada                                                        23,310       24,993                22,499       25,305
   Egypt                                                         58,202       53,603                55,141       52,183
   Australia                                                     15,544       22,593                15,379       25,174
   North Sea                                                     67,036       61,680                65,488       52,836
   China                                                          4,892        8,960                 8,132        7,583
   Argentina                                                      1,424          638                 1,163          566
                                                             ----------   ----------            ----------   ----------
      Total                                                     220,085      242,611               234,070      231,519
                                                             ==========   ==========            ==========   ==========
AVERAGE OIL PRICE PER BARREL
   United States                                             $    49.03   $    44.03            $    47.97   $    38.75
   Canada                                                         55.70        44.14                 53.05        38.57
   Egypt                                                          54.80        41.78                 53.69        37.35
   Australia                                                      56.31        45.36                 57.61        41.96
   North Sea                                                      54.91        26.29                 53.00        24.22
   China                                                          54.82        33.16                 44.24        32.88
   Argentina                                                      38.82        31.89                 37.54        32.89
      Total                                                       53.63        38.72                 51.66        35.24
NATURAL GAS VOLUME - MCF PER DAY
   United States                                                513,695      636,559               597,481      646,619
   Canada                                                       386,827      340,590               371,917      326,965
   Egypt                                                        197,972      143,777               165,710      137,737
   Australia                                                    130,823      116,681               123,295      118,108
   North Sea                                                      2,360        2,172                 2,306        1,871
   Argentina                                                      3,030        3,282                 3,114        3,808
                                                             ----------   ----------            ----------   ----------
      Total                                                   1,234,707    1,243,061             1,263,823    1,235,108
                                                             ==========   ==========            ==========   ==========
AVERAGE NATURAL GAS PRICE PER MCF
   United States                                             $     9.07   $     5.82            $     7.22   $     5.45
   Canada                                                         10.12         5.84                  7.29         5.30
   Egypt                                                           4.41         4.19                  4.59         4.35
   Australia                                                       1.68         1.69                  1.72         1.65
   North Sea                                                      13.60         7.87                  9.17         5.53
   Argentina                                                       1.11         0.77                  1.14         0.65
      Total                                                        7.86         5.24                  6.35         4.91
NGL VOLUME - BARRELS PER DAY
   United States                                                  4,655        8,416                 7,553        8,268
   Canada                                                         2,378        2,359                 2,235        2,588
                                                             ----------   ----------            ----------   ----------
      Total                                                       7,033       10,775                 9,788       10,856
                                                             ==========   ==========            ==========   ==========
AVERAGE NGL PRICE PER BARREL
   United States                                             $    39.75   $    30.76            $    32.44   $    26.66
   Canada                                                         40.56        29.62                 31.07        24.44
      Total                                                       40.02        30.51                 32.13        26.13

                               APACHE CORPORATION
                          OIL & GAS RESERVE INFORMATION
                      For the Year Ended December 31, 2005

OIL

                                                                                      Other
                            U.S.       Canada      Egypt     Australia   North Sea    Int'l     Total
                         ---------   ---------   ---------   ---------   ---------   ------   ---------
Balance - Dec 31, 2004     458,477     158,261      77,984     54,312     174,188     8,818     932,040
   Extensions               27,055      16,531      37,431      2,623      44,977     1,307     129,924
   Purchases                 2,020       1,874          --         --          --        --       3,894
   Revisions                 4,039       2,591      (4,396)        --           1       (65)      2,170
   Production              (26,945)     (9,028)    (20,126)    (5,613)    (23,904)   (3,392)    (89,008)
   Sales                    (3,078)        (32)         --         --          --        --      (3,110)
                         ---------   ---------   ---------    -------     -------    ------   ---------
Balance - Dec 31, 2005     461,568     170,197      90,893     51,322     195,262     6,668     975,910
                         =========   =========   =========    =======     =======    ======   =========

GAS

                                                                                      Other
                            U.S.       Canada      Egypt     Australia   North Sea    Int'l     Total
                         ---------   ---------   ---------   ---------   ---------   ------   ---------
Balance - Dec 31, 2004   2,405,580   1,984,371     934,492    694,318       6,804     2,364   6,027,929
   Extensions              388,844     526,876     241,420    175,502       1,441     1,350   1,335,433
   Purchases                17,792       5,749          --         --          --        --      23,541
   Revisions                23,470     (13,717)    (35,071)        --          72        17     (25,229)
   Production             (218,080)   (135,749)    (60,484)   (45,003)       (842)   (1,137)   (461,295)
   Sales                   (51,419)       (938)         --         --          --        --     (52,357)
                         ---------   ---------   ---------    -------     -------    ------   ---------
Balance - Dec 31, 2005   2,566,187   2,366,592   1,080,357    824,817       7,475     2,594   6,848,022
                         =========   =========   =========    =======     =======    ======   =========

TOTAL BOE

                                                                                      Other
                            U.S.       Canada      Egypt     Australia   North Sea    Int'l     Total
                         ---------   ---------   ---------   ---------   ---------   ------   ---------
Balance - Dec 31, 2004     859,407     488,990     233,733    170,032     175,322     9,212   1,936,695
   Extensions               91,862     104,344      77,668     31,873      45,217     1,532     352,496
   Purchases                 4,985       2,832          --         --          --        --       7,818
   Revisions                 7,951         305     (10,241)        --          13       (62)     (2,035)
   Production              (63,292)    (31,653)    (30,207)   (13,114)    (24,044)   (3,582)   (165,890)
   Sales                   (11,648)       (188)         --         --          --        --     (11,836)
                         ---------   ---------   ---------    -------     -------    ------   ---------
Balance - Dec 31, 2005     889,266     564,629     270,953    188,792     196,508     7,100   2,117,248
                         =========   =========   =========    =======     =======    ======   =========
Net Change (Growth)         29,859      75,639      37,220     18,760      21,186    (2,112)    180,553
                         =========   =========   =========    =======     =======    ======   =========
2005 BOE Percentages          42.0%       26.7%       12.8%       8.9%        9.3%      0.3%      100.0%
                         =========   =========   =========    =======     =======    ======   =========

                               APACHE CORPORATION
                                 COSTS INCURRED
                      For the Year Ended December 31, 2005

RESERVE ADDITIONS (BOE'S)

                            Central   Gulf Coast     U.S.     Canada    Egypt    Australia   North Sea   Other Int'l    Total
                            -------   ----------   -------   -------   -------   ---------   ---------   -----------   -------
Extensions                   72,071     19,791      91,862   104,344    77,668     31,873      45,217       1,532      352,496
Revisions                     7,821        130       7,951       305   (10,241)        --          13         (62)      (2,035)
Purchases                     2,101      2,884       4,985     2,832        --         --          --          --        7,818
                             ------     ------     -------   -------   -------     ------      ------       -----      -------
Total Adds                   81,993     22,805     104,798   107,481    67,427     31,873      45,230       1,470      358,279
                             ======     ======     =======   =======   =======     ======      ======       =====      =======

COSTS INCURRED

                            Central   Gulf Coast      U.S.       Canada     Egypt    Australia   North Sea   Other Int'l     Total
                            -------   ----------   ---------   ---------   -------   ---------   ---------   -----------   ---------
Exploration & Development   365,995     706,045    1,072,040   1,188,096   352,324    217,816     489,072       48,484     3,367,832
Acquisitions                 12,660         808       13,468      24,252        --         --          --        1,508        39,228
                            -------     -------    ---------   ---------   -------    -------     -------       ------     ---------
Total                       378,655     706,853    1,085,508   1,212,348   352,324    217,816     489,072       49,992     3,407,060
                            =======     =======    =========   =========   =======    =======     =======       ======     =========